                                SERVICE AGREEMENT


THIS AGREEMENT is made and entered into effective the 1st day of October, 1998, by and between AES SERVICE GROUP, INC., a Georgia corporation (hereinafter called "AES"), and NATIONAL DIAGNOSTICS, INC. (NDI) (hereinafter called "Client").

                                   WITNESSETH:

1. SERVICES TO BE RENDERED BY AES. During the term of this Agreement, AES shall provide certain services to Client in connection with its professional practice, which services may include but not be limited to all or some of the services set forth on Exhibits A through E attached hereto and incorporated herein by reference, and summarized on Exhibit
         I. No other services shall be rendered by AES unless Exhibit I is modified by the written consent of each party. Client shall provide, in a timely manner, such information and data requested by AES, in order for AES to fulfill its obligations hereunder.

2. COMPENSATION. As compensation for the services to be performed, AES shall, no later than the 10th day of each month, render a billing statement to Client for monthly services provided for the preceding month. Each billing statement shall be due and payable upon receipt. Any payment for fees owed AES under this Agreement not received by the 15th day of the month in which such billing statement is received shall be considered late and subject to a late fee of 10% of the amount due. Fees shall be based on the fee schedule as described on Exhibit E. In addition, Client shall pay a one time, non-refundable, set-up fee of N/A which shall be due and payable upon signing of this Agreement.

         Client hereby agrees that AES may set off any amount due and payable to it under this Agreement against any right client has to receive money from AES , including but not limited to any of client's accounts collected by AES pursuant to this Agreement, and Client agrees to hold AES harmless from any claims, actions, causes of action, damages and losses sustained by Client or asserted against Client and arising or resulting in any way from AES's exercise of its right of set off.

         Wherever possible, client shall utilize Lock Box Service from a mutually agreeable bank to receive its clinical receipts. AES shall be authorized to electronically debit client's account for payment of fees due under this agreement.

         Non-payment of any AES service fees due under this Agreement, as described on Exhibit I, within ten (10) calendar days of the date when due shall be considered a monetary breach as provided for in paragraph four (4) below. Failure to cure such breach, shall give AES (I) the right to suspend all services and deny Client access to AES's computer system and software, (ii) the right to terminate this Agreement and recover all damages from Client, and (iii) such other rights and remedies against Client as may be provided under this Agreement and applicable law.

3. TERM. This Agreement shall continue without interruption for a term of five (5) year(s) commencing October 1, 1998, and ending September 30, 2003. Upon the expiration of the Original Term, this Agreement will automatically renew each year for an additional one year period (each a "Renewal Term") unless terminated by either party by providing sixty days written notice prior to the expiration of the Original Term or any Renewal Term. Term commencement shall be delayed until Client has provided AES all data requested in its New Client Package plus any other information deemed essential by AES personnel for implementation of this Service Agreement.

4. CLIENT'S OBLIGATIONS. AES shall install a data line, at Client's expense, and maintain this data line in good working condition. Client agrees that it will provide to AES all accounts accumulated in its business during the term of this Agreement for processing by AES. Client agrees to provide AES with the complete information necessary to bill each patient, including but not limited to, current patient name and address, code numbers, procedure, time and date service was rendered and other information available to Client and necessary or requested by AES in the billing and collection process. Any information delivered to AES not in compliance with specific billing protocols as provided in the new client package by AES, shall be returned to Client for completion.

         (a) Client agrees to accept and implement the protocols listed in the Attachments hereto and any other systems established by AES for the accurate, timely and proper techniques for billing and collection purposes.

         (b) Client shall balance charges, adjustments and payments to the system daily according to AES protocols.

5. CLIENT'S REPRESENTATIONS AND WARRANTIES. Client represents and warrants that:

         (a) It is duly organized and existing and in good standing under the laws of the State of Florida.

         (b) The individual(s) executing this Agreement on behalf of client have full authority to do so, and Client has obtained all consents necessary to enter into this Agreement.

         (c) Neither the execution nor the consummation of this Agreement conflicts with nor shall result in a breach of default under any other Agreement to which Client or any of its physicians is a party, nor is Client or any of its physicians a party to any Agreement which would materially impair client's ability to perform its obligations under this Agreement.

         (d) It shall, throughout the term of this Agreement, comply with all applicable federal, state or local laws governing its professional practice and employees.

         (e) Client has had a full and complete opportunity to seek the advice of its own independent counsel before entering into this Agreement.

6. INDEPENDENT CONTRACTOR STATUS. It is understood and agreed that the services of AES will be rendered as an independent contractor and not as an employee, partner or joint venture of Client. AES will be responsible for all federal and state employment taxes, including FICA, FUTA, worker's compensation, unemployment, income taxes, and any other applicable taxes and duties payable for or on behalf of itself or its employees. The parties hereto shall not be considered as employees, employer, agent, principal, partners, or joint ventures in acting under this Agreement, and neither party shall be liable or accountable for any debt, liabilities, or claims of whatsoever nature asserted against the other. Unless Client shall have given its prior written consent, under no circumstances shall AES or its employees have authority to pledge the credit of Client or any of its shareholders, bind Client under any contract, agreement, note, or otherwise, release or discharge any debt due Client, or sell, mortgage, transfer, or otherwise dispose of any assets of Client.

7. HIRING. Both parties agree that during the term of this Agreement, and for one hundred eighty days neither party will hire or attempt to hire any employee or independent contractor of the other without the express written consent of both parties.

8. CONFIDENTIALITY; DISCLOSURE; PROPRIETARY INFORMATION. Client and AES mutually recognize and acknowledge that the clients, services, processes, protocols, and methods of operation of the other party are valuable, special and unique assets of such other party's business. The parties further recognize and acknowledge that all business information, proprietary files, records, analyses, compilations, studies and opinions (written or oral), financial statements, customer lists, lists of business acquaintances, processes, techniques, services, intellectual property, programming, techniques of application, concepts, purchasing, accounting, marketing, merchandising, selling, recording or any other activity disclosed to each other in connection with AES's performance of its obligations under this Agreement are confidential information. Accordingly, both parties shall keep in strict secrecy and confidence and shall not disclose, disseminate, publish or permit disclosure of any and all information that each party assimilated or obtained or to which either party had access during the term of this Agreement for any reason or purpose whatsoever without the prior written consent of the other party. The terms and conditions of this Section shall survive the term of this Agreement.

         Each party to this Agreement agrees to keep confidential all information relating to billing and financial information with respect to each individual physician and professional association included with Client, and their respective practices, except to the extent reasonably needed to facilitate the services to be rendered under this Agreement.

9. DISPUTE RESOLUTION. It is the intention of all parties that no dispute under this Agreement or with respect to relationship between the parties will be the subject of any court action or litigation until and after the parties have attempted to mediate their dispute. If any party hereto wishes to make a claim or to resolve an issue or dispute under or relating to this Agreement, then such party must give notice of a request for mediation to the other parties which notice shall set forth the names of not less than four (4) court approved mediators from the lists available from the Circuit Court of Hillsborough County. The parties receiving such notice shall agree upon one or more of such mediators within seven (7) days of receipt of such notice and a mediation will be scheduled as soon as feasible between the parties and their respective advisors, and the parties and their advisors will cooperate fully with respect to sharing of information and attendance at meetings in order to seek resolution. The parties will share mediation expenses. If resolution of the matters between the parties cannot be resolved in mediation within sixty (60) days of the selection of a mediator by the party receiving such notice, or within such other time period as may be agreed by the parties in writing, then any party may pursue any other rights, remedies, or courses of action available under this Agreement and/or applicable law to resolve such claims or disputes. Any party in breach, default or violation of this Agreement shall pay all reasonable fees and costs, including but not limited to attorneys', consultant, and expert witness fees, incurred by the other party relating to such breach, default, or violation, and all other fees and costs shall be paid as agreed in mediation or as determined appropriate by a court of competent jurisdiction. It is the intention of the parties that this Agreement shall be construed and interpreted in a fair and equitable manner based upon the facts and circumstances of the parties taking into account the present intention of the parties to have a fair and equitable agreement under the terms and conditions set forth herein.

10. INDEMNIFICATION. Client hereby agrees to indemnify, defend, and hold AES and/or employees of AES harmless from and against any losses, claims, damages or expenses, and/or all costs of prosecution or defense of their rights hereunder, or of any claim asserted by AES by any person or entity not a party to this Agreement and arising from any act or omission of Client or its agents, employees or consultants, whether in judicial proceedings, including appellate proceedings, or out of court, including without limiting the generality of the foregoing, attorneys' fees and all costs and expenses of litigation arising from or growing out of the breach or threatened breach by Client of any covenant or provision of this Agreement.

11.      MISCELLANEOUS.

         (a) Litigation Costs and Expenses. Notwithstanding any of the foregoing, in the event it becomes necessary for any party to this Agreement to institute litigation concerning this Agreement against another party to this Agreement, the prevailing party in such litigation shall be entitled to be reimbursed by the non-prevailing party for all reasonable litigation costs and expenses, including but not limited to attorneys' fees, consultant fees, expert witness fees, court costs and all other related costs and expenses incurred by the prevailing party in connection with or relating to such litigation (including but not limited to copy charges, long distance and cellular telephone charges, travel related charges, employee overhead charges, mileage and all court report charges).

         (b) Authority. Each of the parties hereto and each of the individuals affixing their names hereto on behalf of a party warrants and represents to the other that the party and such individual has all necessary and legal authority to do so and that this representation is a material inducement to the other party entering into this Agreement.

         (c) Binding Effect and Assignability. This Agreement shall be binding upon and shall inure to the benefit of the respective parties hereto, their legal representatives, successors and assigns, provided, however, notwithstanding any provision of this Agreement to the contrary, no party may assign any of its rights, obligations or interest in this Agreement without the prior written consent of all parties to this Agreement, except that AES may freely assign this Agreement, without Client's consent, in whole or in part, to a parent company, a wholly-owned subsidiary or another company owned or controlled by AES, its parent company or one of its wholly-owned subsidiaries.

         (d) Good Faith. All parties to this Agreement specifically agree to act in good faith in interpreting this Agreement and in carrying out their respective duties and obligations hereunder.

         IN WITNESS WHEREOF, the parties have signed, sealed and delivered this Agreement in the City of Tampa, State of Florida on the date previously stated.


                                           AES SERVICE GROUP, INC.
                                           a Georgia Corporation


By: /s/ Barbara A. Tye                     By: /s/ Anthony F. Maniscalco
   -------------------------------            ----------------------------------
        Barbara A. Tye                             Anthony F. Maniscalco
        Witness                                    President

                                                         10/1/98
                                           -------------------------------------
                                                           Date



                                           NATIONAL DIAGNOSTICS, INC.


By: /s/ Barbara A. Tye                     By: /s/ Curt L. Alliston
   -------------------------------            ----------------------------------
        Barbara A. Tye                             Curt L. Alliston
        Witness                                    President

                                                         1/25/99
                                           -------------------------------------
                                                           Date



CLIENT:                                    AES:

NATIONAL DIAGNOSTICS, INC.                 AES SERVICE GROUP, INC.
747 West Brandon Boulevard                 6800 North Dale Mabry Hwy., Suite 100
Brandon, FL 33511                          Tampa, FL  33614
813/689-4966  Office                       813/882-6567  Office
813/661-9601  Fax                          813/882-3788  Fax

                             AES SUMMARY OF SERVICES
                          RIVERSIDE/ORANGE PARK OFFICES

                                   EXHIBIT "A"

                    PRIMARY BILLING SERVICES/PROVIDED BY AES

On Line Access To Computer System and System Software Support

                  (7:00 a.m. to 7:00 p.m., Monday through Friday)

                  (7:00 a.m. to 1:00 p.m., Saturday)

Daily Electronic claims processing

Daily submission of insurance claim

Weekly printing and mailing of statements-sixty cents each (paid by Client)

Standard month end management reports (Only one copy printed at month end)

Extra standard system reports - $50 per report

Customized reports - to be quoted (based on complexity)

Update Fee Schedule, as required and provided by Client

Update Procedure Codes, as required and provided by Client

Appointment recall notices

Posting of payments and insurance adjustments according to contractual agreements

Daily in-put of all Charge Entry Data (office)

Service billing calls and written inquires

Process refunds

All follow-up of work required for timely collection of accounts receivable

Determine if further collection efforts are required after 120 days. AES to forward to collections if necessary.



                             CLIENT'S RESPONSIBILITY


Data entry of all patient demographics including insurance information

Complete insurance verification prior to appointment

Data entry of verification information and authorization/referrals

Obtain authorization/approval on all services







Accepted as Exhibit "A":______________________  Date:______________________

                             AES SUMMARY OF SERVICES
                            BRANDON/SUNPOINT OFFICES

                                 EXHIBIT "A (1)"

                    PRIMARY BILLING SERVICES/PROVIDED BY AES

On Line Access To Computer System and System Software Support

                  (7:00 a.m. to 7:00 p.m., Monday through Friday)

                  (7:00 a.m. to 1:00 p.m., Saturday)

Daily Electronic claims processing

Daily submission of insurance claim

Weekly printing and mailing of statements-sixty cents each (paid by Client)

Standard month end management reports (Only one copy printed at month end)

Extra standard system reports - $50 per report

Customized reports - to be quoted (based on complexity)

Update Fee Schedule, as required and provided by Client

Update Procedure Codes, as required and provided by Client

Appointment recall notices

Posting of payments and insurance adjustments according to contractual agreements

Daily in-put of all Charge Entry Data (office)

Service billing calls and written inquires

Process refunds

All follow-up of work required for timely collection of accounts receivable

Determine if further collection efforts are required after 120 days. AES to forward to collections if necessary.



                             CLIENT'S RESPONSIBILITY


Data entry of all patient demographics including insurance information

Complete insurance verification prior to appointment

Data entry of verification information and authorization/referrals

Obtain authorization/approval on all services






Accepted as Exhibit "A (1)":___________________________ Date:____________

                               SUMMARY OF SERVICES

                                   EXHIBIT "B"
                          FINANCIAL/ACCOUNTING SERVICES

AES SERVICE GROUP, INC. offers financial and accounting services specifically designed to meet the needs of the medical community and the individual practice. We recognize that medical practitioners require specialized financial/accounting services that will enhance their business efficiency as well as allow them to take advantage of emerging opportunities.

Services offered include any, or all, of the following . . . services may be "packaged" to meet the individual needs of the client.


GENERAL LEDGER                      Detailed, daily accounting of all
                                    transactions occurring within the business;
                                    i.e., cash receipts, cash disbursements,
                                    payroll, asset transactions, etc. Reports
                                    and analysis developed and reconciled
                                    monthly for client review.

ACCOUNTS PAYABLE                    Review, verification and processing of
                                    invoices for payment. Checks written and
                                    distributed to vendors per instructions of
                                    the client. Reports and analysis developed
                                    and reconciled monthly for client review.

BANK RECONCILIATIONS                Bank account management and balancing
                                    services performed on a monthly basis.

FINANCIAL STATEMENTS                Monthly presentation of current financial
                                    position through Balance Sheet detail and
                                    presentation of period activities of incomes
                                    and expenses through Income Statement
                                    detail.

BUDGET REVIEW & ANALYSIS            Monthly and/or annual planning, forecasting
                                    and variance analysis in relation to
                                    established budgets or in the process of
                                    developing such documents for future
                                    periods.

INTERFACE WITH CLIENT'S CPA         To facilitate and ensure timely tax filings
                                    and accounts processing.

BANKING PLAN                        Guidance in banking transactions to
                                    associations that will meet current needs
                                    and support those needs as they change and
                                    grow.






Accepted as Exhibit "B": __________________________________ Date:_______________

                             AES SUMMARY OF SERVICES

                                   EXHIBIT "C"

                      CONSULTATION AND EVALUATION SERVICES:





         *        CPT Code Evaluation

         *        HCPCS Code Evaluation

         *        ICD-9-CM Code Evaluation

         *        Analysis of Encounter Form

         * Evaluation of Forms/Registration, Waiver of Liability, Marketing Brochure, Recalls, Pre-Collection Letters, Collection Letters, etc.

         *        Evaluation of A/R, Bad Debt, & Collection Ratio

         *        Evaluation of Computer System

         *        Evaluation of Contractual Adjustments/Write-Offs

         *        Practice Management Studies














Accepted as Exhibit "C": ________________________________ Date: ________________

                             AES SUMMARY OF SERVICES

                                   EXHIBIT "D"

                           BAD DEBT COLLECTION SERVICE





All services required for the collection of "Past Due" accounts (based on Client's determination)


At the time any account with a balance due reaches 120 days of aging from date of service a determination will be made to identify the outstanding balance as commercial or patient due and why payment has not been made. Commercial shall be corrected and re-billed if required. A patient due balance shall be sent to the Client to determine whether further normal collection activity should occur or the balance should be written of as directed by Client or be classified as bad debt and be handled as provided in Paragraph 17 of this agreement.





















Accepted as Exhibit "D": ________________________________ Date: ________________

                               SUMMARY OF SERVICES

                                   EXHIBIT "E"

                                 HUMAN RESOURCES


All employees will fall under the policies and procedures of AES (see Employee Manual). The cost to the Client shall be a direct pass-through of all costs associated with the employees of their office(s) (salaries, benefits, taxes, Worker's Compensation, etc.) which will also include an administrative fee paid to AES.

Employee benefits and payroll shall be implemented and administered in accordance with AES policy and procedures. In order to utilize this AES service, Client shall execute additional forms needed to enroll employees in all payroll and benefit related programs that will be provided by AES.

AES shall be authorized to electronically debit Client banking account to fund for payroll and benefit costs. Such electronic funding shall occur based on the mutually agreed payroll cycle.

AES shall provide the following services for the fee disclosed on Exhibit I of this Agreement.

                     PERSONNEL MANAGEMENT SERVICES INCLUDED

Employment Administrative Services
----------------------------------

_____    GROSS PAYROLL                    _____    Short Term Disability
_____    FICA                             _____    Long Term Disability
_____    FUTA                             _____    Life Insurance
_____    SUI                                       401(K) PLAN:
         ADMINISTRATIVE COSTS:            _____    Maintenance
_____    Paycheck Preparation             _____    Audit
_____    Tax Deposits & Reconciliations   _____    Communication
_____    Employee Deductions
_____    Garnishments
         EMPLOYEE FILES:
_____    W-2s (annual)
_____    W-4s (annual)
_____    I-9s
_____    Employment Applications
_____    Employment Verifications
_____    Direct Deposit
_____    Employment Agreements

         INSURANCE PROCUREMENT:
_____    Health Care
_____    Workers' Comp
_____    Other Benefits
         BENEFIT PLAN MANAGEMENT:
_____    Medical/RX
_____    Dental

Recruiting & Selection Services
-------------------------------

_____    JOB DESCRIPTIONS
_____    ADVERTISING
_____    RESUME REVIEW
_____    BACKGROUND CHECKS
_____    SALARY PLANNING/ADMINISTRATION

         PERSONNEL POLICIES:
_____    Development
_____    Implementation
_____    Administration
_____    Maintenance


Government Compliance
---------------------

         GOVERNMENT REPORTING AND
         AGENCY INTERFACE:
_____    Quarterly Reports (940s)
_____    Annual 941
_____    FMLA
_____    COBRA
_____    HIPAA
_____    New Hire Reporting
         UNEMPLOYMENT CLAIMS
         MANAGEMENT:
_____    Wage Reporting
_____    Employment
Records Management

                             AES SUMMARY OF SERVICES

                                   EXHIBIT "I"





The fee schedule below has been constructed to represent the services included in this Agreement and the cost for such services as described in the Schedule listed below:

Exhibit "A"          6% of collections
Exhibit "B"          Included in contract
Exhibit "C"          $ N/A per hour if billing Client; $125.00 per hour for consulting only
Exhibit "D"          30% of monies collected
Exhibit "E"          Included in contract

Data Entry           $50.00 per hour (as defined in Exhibit B)
Training             $50.00 per hour

AES shall be further entitled to reimbursement for postage, envelopes, statements, forms, data lines, copies, Medifax usage, and any other cost directly related to Client.




















Accepted as Exhibit "I":____________________________________ Date: _____________

                                 "ATTACHMENT I"

                                BILLING PROTOCOLS


All office visits, and procedures must include the following:

A)    A Superbill that clearly indicates:

         (1)      The procedures performed
         (2) Diagnoses appropriately linked with their corresponding procedures
         (3)      Total charges
         (4) Payments must indicate cash, credit card (include credit card name and number on card), check (include check number)
         (5)      The appropriate modifiers
         (6)      A copy of the patient's insurance card(s), front and back
         (7) A copy of authorization and/or referral form or an authorization number only (if applicable)
         (8)      The physician's signature
         (9)      Copy of deposit slip
         (10)     Copy of checks
         (11)     Copy of Credit Card Release Form


All patient demographic and insurance information must be verified and entered into the AES Practice Management System before charges are forwarded to AES.

A copy of necessary forms are attached as well as an example of proper completion of each form. If AES receives any incomplete/inaccurate documentation, a photocopy of the batch will be returned to the office for correction and re-submittal within 48 hours.








              PLEASE CONTACT THIS OFFICE IF YOU HAVE ANY QUESTIONS.

                                "ATTACHMENT III"
                           INSURANCE VERIFICATION FORM

Date:_____________________

Patient Name:_______________________ Account #:_________________________________

Insurance Name:_________________________________________________________________

Managed Care Company Name:______________________________________________________
     Name of Third Party Administrator:_________________________________________
     Product Type (HMO, PPO, CAP, Etc.)_________________________________________

Mailing Address for Claims:_____________________________________________________

                           _____________________________________________________

Effective Date: ________________________________Termination Date:_______________

IF EFFECTIVE DATE IS LESS THAN ONE (1) YEAR, OUTLINE PRE-EXISTING TERMS:

________________________________________________________________________________

Deductible:__________ Annual Met?  Yes/No   % of Payment (80%, 90%, etc.)_______

CoPay:  Office Visit___________ Lab:__________ O/P:________ I/P:__________

Out of Pocket/Stop Loss:______ Annual Met?  Yes/No  Includes Deductible?  Yes/No

Name of Insured:________________________________________________________________

Name of Patient as it should appear on Claim:___________________________________

 Coverage Type: Insured Only( )  Insured & Spouse( )  Family( )  Low Income( )

Patient ID #:___________________ Group #:_______________________________________

Precertification/Authorization Required:  Yes/No

     Authorization #:_______________ For Date of Service:_______________________

Primary Care M.D.:___________________________ Telephone #:______________________

Is policy a Carveout or Non Dupe Plan?  Yes/No

Injury Related Benefits:    Work:___          Auto:___        Other:___

                            Adjuster's Name:____________________________________

                            Claim #:________________ Date of Injury:____________

Employee Claim Form Required? Yes/No   Do you accept Electronic Claims? Yes/No

                                 "ATTACHMENT IV"
                            SMALL BALANCE ADJUSTMENTS

AES SERVICE GROUP, INC. (AES), on behalf of National Diagnostics, Inc. will collect all revenues that its clients are due based upon appropriate reimbursement submittals. In those instances where a patient account is adversely impacted by circumstances of death, bankruptcy, etc., and/or the balance falls below specific minimum balances, the following procedural guidelines will be implemented.

PROCEDURE:

1. A small balance adjustment will be done on balances that are $10.00 or less, and the patient has been sent at least one letter or statement and no payment has been received.

2.       Regarding a bad address:

         (a) If the balance is $10.00 or less, a small balance adjustment will be done.

         (b)      If the balance is between $10.01 and $25.00,

                  I.     Contact physician's office,

                  ii.    Call information,

                  iii. Check Hill Donnelly Cross Reference after which, if no address is found, a bad debt adjustment will be done.

         (c) If the balance is over $25.01 and no address can be found, the account will be sent to the physician with a recommendation that it go to the Bad Debt Collections Department.

3.       Regarding a deceased patient:

         (a) If the balance is less than $50.00, a Deceased adjustment will be done.

         (b) If the balance is greater than $50.01, verification will be made with the County Court to see if an estate has been filed. If an estate has been filed, charges will be submitted. If no estate has been filed, efforts will be made to contact the spouse to see if a payment arrangement can be set up. If this fails, a Deceased adjustment will be done.

4. If a patient refuses to pay and has not made any payment after the account reaches 90+ days, two Audit Review Letters will be sent along with a phone call. If no payment is made after 30 more days, the account is sent to the Client with the recommendation that it go to the Bad Debt Collections Department or be adjusted off.

5.       If bankruptcy is filed, a bad debt adjustment will be done.

APPROVED BY:______________________________________ DATE:________________________

                                 "ATTACHMENT V"

                              BUDGET PLAN AGREEMENT





AES SERVICE GROUP, INC. (AES) has developed a new policy and procedure for budget plan agreements. Please review the policy amounts and acceptable period to pay for outstanding balances below:

            BALANCE OF ACCOUNT                         PERIOD TO PAY                          MINIMUM PAYMENT
            ------------------                         -------------                          ---------------

          $ 75.00 to     $250.00                         3   Months                       $ 25.00    -   $ 83.00
          $250.01 to     $500.00                         4   Months                         62.50    -    125.00
          $500.01 to     $750.00                         5   Months                        100.00    -    150.00
          $750.01 to     $900.00                         9   Months                         84.00    -    100.00
          $900.01 and up                                12   Months                         75.00    -     84.00

All patients will be offered a budget plan arrangement if they are having difficulties paying the complete balance. When we have patients that are not able to pay the above indicated amounts, individual consideration will be made for hardship accounts and a payment plan approved by senior management. All patients will be sent an "agreement" to sign and forward along with their first payment. If a patient fails to abide by the signed agreement, the accounts will be placed on a Level 18 report with the recommendations of turning the account over to Accounts Management, Inc.

Please sign below if the above agreement is acceptable.





Accepted:                                       Date:
         -----------------------------------         ---------------------------
               CLIENT SIGNATURE

                                "ATTACHMENT VIII"

                                 REFUND PROTOCOL



AES SERVICE GROUP, INC. (AES), on behalf of National Diagnostics, Inc., will collect all revenues that its clients are due based upon appropriate reimbursement submittal. In those instances where a patient account inappropriately receives a greater reimbursement than required, the following procedural guidelines will be implemented:

1.       PROCEDURE:

         (a) A small balance adjustment will be done on balances that are ten (10) dollars or less

         (b) All refund requests regarding overpayments by patients (personal payments) will be researched and appropriate back up supplied to the client's office for issue of refund check.

         (c) All refund requests regarding overpayments, other than personal payments, will be researched and appropriate back up supplied to the client's office for issue of refund check "only" upon a written reimbursement request from the payor.

         (d) When an account has remained in a credit status for six (6) months, AES will appropriately handle a receipt adjustment (5000 transaction) to the remaining credit balance. If a written reimbursement request is received from the payor, AES will reverse the prior adjustment and abide by the above procedural guidelines.

If the above procedural guidelines are acceptable, please sign below and return. Should you require additions or changes, please indicate and return for corrections.




Accepted:                                        Date:
         --------------------------------             --------------------------
          CLIENT SIGNATURE